UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

PulteGroup, Inc.

(Exact name of registrant as specified in its charter)

Michigan	001-09804	38-2766606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326

(Address of principal executive offices)

(404) 978-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

PulteGroup, Inc. is filing as Exhibit 12.1 to this Current Report on Form 8-K a Statement Regarding Computation of Ratio of Earnings to Fixed Charges, which includes the calculation of its historical ratio of earnings to fixed charges for the six months ended June 30, 2016 and 2015.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

12.1	Ratio of Earnings to Fixed Charges for the six months ended June 30, 2016 and 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PulteGroup, Inc.

Date: July 26, 2016	By:	/s/ Steven M. Cook
	Name:	Steven M. Cook
	Title:	Executive Vice President, Chief Legal Officer,
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
12.1	Ratio of Earnings to Fixed Charges for the six months ended June 30, 2016 and 2015

4